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EXHIBIT 31.1

       QUARTERLY CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER REQUIRED BY
                 SECTION 302(A) OF THE SARBANES-OXLEY ACT OF 2002

I, Walter M. Higgins III, certify that:

      1. I have reviewed the combined quarterly report on Form 10-Q of Sierra Pacific Resources, Nevada Power Company and Sierra Pacific Power Company;

      2. Based on my knowledge, the combined quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the combined quarterly report;

      3. Based on my knowledge, the financial statements, and other financial information included in the combined quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrants as of, and for, the periods presented in the combined quarterly report;

      4. The chief financial officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrants and we have:

            (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrants, including their consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the combined quarterly report is being prepared;

            (b) Evaluated the effectiveness of the registrants' disclosure controls and procedures and presented in the combined quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the combined quarterly report based on such evaluation; and

            (c) Disclosed in the combined quarterly report any change in the registrants' internal control over financial reporting that occurred during the registrants' most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrants' internal control over financial reporting; and

      5. The chief financial officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrants' auditors and the audit committee of registrants' board of directors:

            (a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrants' ability to record, process, summarize and report financial information; and

            (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrants' internal control over financial reporting.

August 9, 2004

                                              /s/ Walter M. Higgins, III
                                              --------------------------
                                              Walter M. Higgins III
                                              Chief Executive Officer